                                                                 Exhibit 10.3(B)

                                GLOBAL AMENDMENT
                        TO SALE AND SERVICING AGREEMENTS

                           (GMAC Mortgage Corporation)


     This Global Amendment (this "Amendment") dated as of September 1, 2005, by and among BANC OF AMERICA MORTGAGE CAPITAL CORPORATION, a North Carolina corporation (the "Initial Owner"), GMAC MORTGAGE CORPORATION, a Pennsylvania corporation (the "Company"), and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association (the "Assignee") amends each of the sale and servicing agreements listed on Schedule I attached hereto (the "Agreements"), each by and between the parties set forth in Schedule I.


                               W I T N E S S E T H

     WHEREAS, pursuant to various Assignment, Assumption and Recognition Agreements executed by the parties hereto from time to time, the Initial Owner has previously assigned its interest in certain of the Agreements as such relate to certain pools of Mortgage Loans to the Assignee; and

     WHEREAS, the Company, the Initial Owner and the Assignee have agreed, subject to the terms and conditions of this Amendment, that each of the Agreements be amended to reflect certain agreed upon revisions to the terms thereof.

     NOW, THEREFORE, in consideration of the mutual premises and mutual obligations set forth herein and other good and valuable consideration:

1. The Company, the Initial Owner and the Assignee hereby agree the Agreements are amended to assign, transfer and set over all of the Initial Owner's right, title and interest to and under the Agreements to the Assignee and to remove the Initial Owner as a party thereto and furthermore, that the Agreements are amended by deleting any occurrence of "Banc of America Mortgage Capital Corporation" and replacing it with "Bank of America, National Association."

2. The Initial Owner hereby assigns, transfers and sets over to the Assignee all of its right, title and interest in, to and under the Agreements (other than the rights of the Initial Owner to indemnification thereunder), and the Assignee hereby assumes all of the Initial Owner's obligations and duties under the Agreements from and after the date hereof, and the Company hereby acknowledges such assignment and assumption and hereby agrees to the release of the Initial Owner from any obligations or duties under the Agreements from and after the date hereof. Notwithstanding the foregoing, it is understood that the Company is not released from liability to the Initial Owner for any breaches of any representations and warranties by the Company made in the Agreements prior to the date hereof regardless of when such breaches are discovered or made known. Notwithstanding anything to the contrary herein or otherwise, it is understood that the Initial Owner is not released from liability to the Company for any breaches of any representations, warranties and covenants by the Initial Owner made in and pursuant to the Agreements prior to the date hereof regardless of when such breaches are discovered or made known.

3. The Company, the Initial Owner and the Assignee hereby agree that the definition of "Pass-Through Transfer" in Article I of each of the Agreements is amended by deleting such definition in its entirety and replacing it with the following:

          "Either (i) the sale or transfer of some or all of the Mortgage Loans by the Initial Owner to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction or
          (ii) a synthetic securitization in which some or all of the Mortgage Loans are included as part of the reference portfolio relating to such securitization."

4.   The Company,  the Initial Owner and the Assignee  hereby agree that Section
     3.02 of the Flow Agreement (as defined in Schedule I attached hereto) is hereby amended by inserting the following as new subsections therein (to be effective as of September 15, 2005):

          "(xlv) No Mortgage Loan is a "High Cost Loan" or a "Covered Loan," as applicable (as such terms are defined in the then current Standard & Poor's LEVELS Glossary, which is now Version 5.6c Revised);

          (xlvi) No Mortgage Loan originated on or after August 1, 2004 requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

          (xlvii) No Mortgage Loan is a high cost loan under the predatory lending law of any jurisdiction in which the related Mortgaged Property is located; and

          (xlviii) No Mortgage Loan originated on or after October 1, 2002 through and including March 6, 2003 is governed by the Georgia Fair Lending Act;

5.   The Company,  the Initial Owner and the Assignee  hereby agree that Section
     5.02 of each of the Agreements is amended by deleting in their entirety the first two paragraphs thereof and by replacing such paragraphs with the following:

               "Not later than the third (3rd) Business Day of each month, the Company shall furnish to the Owner, with respect to the preceding month, a monthly collection report, a monthly paid in full report that summarizes Mortgage Loans paid in full during the related Due Period and a monthly trial balance report that provides a trial balance as of the last day of the month preceding such Remittance Date in electronic format agreed upon by the Company and the Owner.

                    Not later than the fifth (5th)  Business Day of the month of the related Remittance Date, the Company shall deliver to the Owner a delinquency report and a monthly remittance statement in the form of, and providing the information described in, Exhibit I hereto and a mutually agreed upon electronic format."

6. The Company, the Initial Owner and the Assignee hereby agree that Article V of each of the Agreements is amended by inserting the following as Section
     5.05 therein (and the Table of Contents is amended accordingly):

                   "Section 5.05 Automated Servicing Systems.

                    The Company shall set up,  format,  maintain and transmit to the Owner the Company's mortgage servicer file and other electronic data storage and transmission systems related to the Mortgage Loans (collectively, the "Servicing Systems") in accordance with the guidelines and requirements set forth in
               Exhibit I attached hereto (the "Servicer Requirements"), and the Company shall cooperate with the Owner to receive data from the Owner that is to be incorporated in the Servicing Systems in accordance with the System Requirements."

7.   The Company,  the Initial Owner and the Assignee  hereby agree that Section
     7.01 of each of the Agreements is amended by inserting the following as the new second paragraph therein:

                    "Upon  reasonable  request from the Owner, the Company shall deliver no later than thirty (30) days after such request any Mortgage File or document therein, or copies thereof, to the Owner at the direction and expense of the Owner. The Owner shall return any originals of documents delivered pursuant to this Section no later than ten (10) days after receipt thereof. If the Company fails to furnish copies of any Mortgage File or document therein, and if the related Mortgaged Property becomes REO
               Property, the Company shall indemnify the Owner for losses incurred by the Owner with respect to such Mortgage Loan to the extent such losses are directly attributable to the Company's failure to provide the related Mortgage File or document copy requested by the Owner."

8. The Company, the Initial Owner and the Assignee hereby agree that each of the Agreements is amended by inserting at the end thereof new Exhibit I, substantially in the form of Exhibit A hereto (and updating the table of exhibits accordingly).

     Upon execution of this Amendment, each Agreement as it relates to Mortgage Loans sold to the Initial Owner by the Company prior to the date hereof and owned by the Assignee as of the date hereof will be read to contain the above amendments, except the amendment set forth in Section 4 above, and the Flow Agreement, as it relates to Mortgage Loans sold pursuant to Assignment and Conveyances executed on or after the date hereof, will be read to contain all of the above amendments. Any future reference to each and any Agreement will mean such Agreement as so modified. The parties hereto acknowledge that the Agreements have not been modified or amended, except as otherwise expressly described or provided for herein.

     This Amendment shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     This Amendment may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

     With respect to the Agreements, this Amendment shall inure to the benefit of and be binding upon the Initial Owner, the Assignee and the Company under the Agreements, and their respective successors and permitted assigns.

     Any capitalized term, not otherwise herein defined, shall have the meaning set forth in the Agreements.


                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                                     BANC OF AMERICA MORTGAGE CAPITAL CORPORATION, as Initial
                                                      Owner

                                                     By:      /s/ Bruce W. Good
                                                        --------------------------------------------------

                                                     Name: Bruce W. Good

                                                     Title: Vice President



                                                     BANK OF AMERICA, NATIONAL ASSOCIATION, as Assignee

                                                     By:      /s/ Bruce W. Good
                                                        --------------------------------------------------

                                                     Name: Bruce W. Good

                                                     Title: Vice President



                                                     GMAC MORTGAGE CORPORATION, as Company

                                                     By:      /s/ Patricia C. Taylor
                                                        --------------------------------------------------

                                                     Name:             Patricia C. Taylor
                                                          ------------------------------------------------

                                                     Title:            Vice President
                                                           -----------------------------------------------





      [Signature Page to Global Amendment to Sale and Servicing Agreements]

                                    EXHIBIT A

                              SERVICER REQUIREMENTS


o    Loading/Updating Investor Headers

     1. Assignee will provide investor matrix for input on Servicing Systems, if applicable. Updates/additions will occur monthly, including new investor header detail for each new deal that is settled.
     2. The Company, acting as servicer (the "Servicer"), will load investor information upon receipt or before month end for inclusion on the next month-end file to Assignee.
     3. The Servicer will include the investor information on the monthly servicer file ("MSF") and the monetary file ("MF").

o    Loading Account Numbers

     1. Upon receipt of a funding schedule, Assignee will deliver a cross reference of Servicer-to-Assignee account numbers within 24 hours (or same day, if last day of the month). The account numbers will be delivered in an electronic format that is agreed upon.

     2. The Servicer will load account numbers upon receipt or before month end to ensure inclusion with the next month-end files to Assignee.

o    Automated Monetary Transaction File

     1. The Servicer will establish a process to feed a MSF to Assignee that contains loan information specified in the MSF layout provided.

     2. The feed will include all new loans purchased in the previous month, as well as a maintenance file for all existing loans in the Assignee portfolio.

     3.   The  file  will  cut-off  at  month-end,   including  any  changes  or
          transactions that occur on the last day of the month.

     4. The file will be transmitted from the Servicer to the specified mailbox at Assignee.

     5. Assignee will receive and process the electronic file on the first business day of the month for the previous month-end file.

     6. The Servicer will provide an email providing file details for balancing.

o    MSF -- Ongoing Process

     1. The Servicer will establish a process to feed a MSF to Assignee that contains loan information specified in the MSF layout provided.

     2. The feed will include all new loans purchased in the previous month, as well as a maintenance file for all existing loans in the Assignee portfolio.

     3.   The  file  will  cut-off  at  month-end,   including  any  changes  or
          transactions that occur on the last day of the month.

     4. The file will be transmitted from the Servicer to the specified mailbox at Assignee.

     5. Assignee will receive and process the electronic file on the first business day of the month for the previous month-end file.

     6. The Servicer will provide an email providing file details for balancing.

o    MSF -- Test File

For testing purposes, Assignee requests a sample file that represents the MSF.

     1. The Servicer will load/update investor header information received from Assignee.

     2. Assignee will receive and process the file on the first business day of the month for the previous month-end file.

     3. The Servicer will provide an email providing file details for balancing.

o    Reporting Requirements

The Servicer will provide the following reports to Assignee by the 5th business day of the month, unless otherwise specified. Reports will be provided in an electronic format, unless otherwise specified. The reports listed below are required for the Assignee's project; reports in addition to these may also be required.

The description of these reports is as follows:

o Collection Report - Report that summarizes the collections made during the reporting period.
o Paid In Full Report - Report that summarizes paid in full loans made during the reporting period.
o Trial Balance Report - Monthly statement of mortgage accounts or a trial balance as of the cutoff date.
o Scheduled Remittance Reports - The Servicer sends on a monthly basis. We would like this report by the 5th business day.
o Delinquency Report - Report from the Servicer to be sent by the 5th business day. Assignee would like this report sent via e-mail or fax.

                                   SCHEDULE I



--------------------------------------------------------------------------------

1. Sale and Servicing Agreement dated February 1, 2003, by and among Banc of America Mortgage Capital Corporation, Witmer Funding LLC and GMAC Mortgage Corporation, as amended by Amendment No. 1 to Sale and Servicing Agreement, dated April 1, 2003

------ -------------------------------------------------------------------------

2. Sale and Servicing Agreement dated April 1, 2003, by and among Banc of America Mortgage Capital Corporation, Witmer Funding LLC and GMAC Mortgage Corporation, as amended by Amendment No. 1 to Sale and Servicing Agreement, dated April 1, 2003

------ -------------------------------------------------------------------------

3. Sale and Servicing Agreement dated May 1, 2003, by and among Banc of America Mortgage Capital Corporation, Witmer Funding LLC and GMAC Mortgage Corporation

------ -------------------------------------------------------------------------

4. Sale and Servicing Agreement dated June 1, 2003, by and between Banc of America Mortgage Capital Corporation and GMAC Mortgage Corporation

------ -------------------------------------------------------------------------

5. Master Flow Sale and Servicing Agreement (the "Flow Agreement") dated August 1, 2003, by and between Banc of America Mortgage Capital Corporation and GMAC Mortgage Corporation

-------------------------------------------------------------------------------